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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 24, 2003
                                        ----------------


                        COMPOSITE TECHNOLOGY CORPORATION
        (Exact name of small business issuer as specified in its charter)

                         Commission File Number: 0-10999
                                                 -------

                    Nevada                          59-2025386
          ------------------------           ------------------------
          (State of incorporation)           (IRS Employer ID Number)


          18881 Von Karman Avenue, Suite 1630, Irvine, California 92612
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (949) 756-1091
                                 --------------
                        (Registrant's telephone number)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Dismissal of S. W. Hatfield, CPA
--------------------------------

On October 21, 2003, the Board of Directors of Composite Technology Corporation (Company) terminated the independent certified accounting firm of S. W. Hatfield, CPA of Dallas, TX (SWHCPA) as the Company's independent auditors. The termination of SWHCPA was made by the Board of Directors, in consultation with SWHCPA, based on the anticipated growth of the Company's operations in excess of the capacities of SWHCPA in the foreseeable future.

No accountant's report on the financial statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years (ended September 30, 2002 and 2001) and from October 1, 2002 to the date of this Report, there were no disagreements with SWHCPA on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, during the Company's two most recent fiscal years (ended September 30, 2002 and 2001) and from October 1, 2002 to the date of this Report.

Engagement of Singer Lewak Greenbaum & Goldstein LLP
----------------------------------------------------

Prior to the formal dismissal of S. W. Hatfield, CPA, the Board of Directors authorized the engagement of Singer Lewak Greenbaum & Goldstein LLP of Los Angeles, California (Singer), as its new independent auditors for the fiscal year ending September 30, 2003. During the Company's two most recent fiscal years ended September 30, 2002, and the subsequent interim periods through the date of this Report, the Company did not consult with Singer regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K. As of October 24, 2003, a formal engagement letter with Singer Lewak Greenbaum & Goldstein, LLP has been executed.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit No.       Description
-----------       -----------
16.1              Letter regarding change in certifying accountant.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                COMPOSITE TECHNOLOGY CORPORATION

Date: October 24, 2003                     By:       /s/ Benton H Wilcoxon
      ----------------                         ---------------------------------
                                                               Benton H Wilcoxon
                                                                Chairman and CEO